UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 12, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                         0-565                 99-0032630
           ------                         -----                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
----------------------------     ------------------------    ----------------
     of incorporation)                                      Identification No.)
     ----------------                                       -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

The information set forth below in Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
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Off-Balance Sheet Arrangement of a Registrant
---------------------------------------------

         On July 12, 2006, Matson Navigation Company, Inc. ("Matson"), a wholly-owned subsidiary of Alexander & Baldwin, Inc. (the "Company"), drew $70 million under its $105 million 10-year Senior Secured Reducing Revolving Credit Facility (the "Facility") with DnB NOR Bank ASA ("DnB NOR"). The Facility was described in the Company's Form 8-K dated June 28, 2005 and filed with the Securities and Exchange Commission on July 1, 2005, which is incorporated herein by reference. A portion of the funds borrowed under the Facility was used in connection with Matson's purchase of a new containership, the MV Maunalei, which Matson took delivery of on July 12, 2006. The balance of the funds borrowed under the Facility was used for other general corporate purposes. The foregoing description is qualified in its entirety by the terms of the Promissory Note, dated July 12, 2006, by Matson in favor of DnB Nor; First Preferred Ship Mortgage, dated July 12, 2006, by Matson in favor of DnB Nor; Assignment of Earnings, dated July 12, 2006, by Matson in favor of DnB Nor; and Assignment of Insurances, dated July 12, 2006 by Matson in favor of DnB Nor, which are attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

         (d)      Exhibits

                  10.1 Promissory Note, dated July 12, 2006, by Matson in favor of DnB Nor; First Preferred Ship Mortgage, dated July 12, 2006, by Matson in favor of DnB Nor; Assignment of Earnings, dated July 12, 2006, by Matson in favor of DnB Nor; and Assignment of Insurances, dated July 12, 2006 by Matson in favor of DnB Nor.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2006


                                      ALEXANDER & BALDWIN, INC.


                                      /s/ Christopher J. Benjamin
                                      ---------------------------------
                                      Christopher J. Benjamin
                                      Senior Vice President, Chief Financial
                                      Officer and Treasurer